Exhibit 99.3


                       Hexcel Corporation and Subsidiaries
                  Net Sales by Product Group and Market Segment
               For the Quarters Ended September 30, 2007 and 2006,
                       the Quarter Ended June 30, 2007 and
            the Nine-Month Periods Ended September 30, 2007 and 2006
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
=======================================================================================================
                                                                  Unaudited
                                         --------------------------------------------------------------
                                              Commercial                       Space &
(In millions)                                  Aerospace      Industrial       Defense          Total
-------------------------------------------------------------------------------------------------------
Third Quarter 2007
Composite Materials                             $ 110.0         $ 67.6          $ 46.4         $ 224.0
Engineered Products                                42.8            0.3            14.0            57.1
-------------------------------------------------------------------------------------------------------
Total                                           $ 152.8         $ 67.9          $ 60.4         $ 281.1
                                                    54%            24%             21%            100%
=======================================================================================================
Second Quarter 2007
Composite Materials                             $ 110.7         $ 75.6          $ 45.6         $ 231.9
Engineered Products                                44.0            0.3            13.6            57.9
-------------------------------------------------------------------------------------------------------
Total                                           $ 154.7         $ 75.9          $ 59.2         $ 289.8
                                                    53%            26%             20%            100%
=======================================================================================================
Third Quarter 2006
Composite Materials                              $ 98.0         $ 66.0          $ 40.6         $ 204.6
Engineered Products                                34.0            1.1            12.6            47.7
-------------------------------------------------------------------------------------------------------
Total                                           $ 132.0         $ 67.1          $ 53.2         $ 252.3
                                                    52%            27%             21%            100%
=======================================================================================================
Year to Date September 30, 2007
Composite Materials                             $ 324.8        $ 216.9         $ 144.3         $ 686.0
Engineered Products                               126.7            0.9            39.8           167.4
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Total                                           $ 451.5        $ 217.8         $ 184.1         $ 853.4
                                                    53%            26%             22%            100%
=======================================================================================================
Year to Date September 30, 2006
Composite Materials                             $ 309.9        $ 207.9         $ 127.6         $ 645.4
Engineered Products                               100.6            3.4            37.2           141.2
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Total                                           $ 410.5        $ 211.3         $ 164.8         $ 786.6
                                                    52%            27%             21%            100%
=======================================================================================================
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